UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Butterfly Network, Inc. (the “Company”) has determined that an administrative error occurred in connection with the filing of its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2021 (the “Original Report”). While the Original Report was reviewed and approved by the appropriate officer of the Company prior to its filing with the SEC, the Company did not obtain a manual or electronic signature from the Company’s officer whose conformed signature was set forth in the Original Report, as required by Rule 12b-11 and Rule 302(b) of Regulation S-T under the Securities Exchange Act of 1934, as amended (the “Signature Authorization Rules”). This Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) to the Original Report is being filed in order to reflect that the Company has obtained the required signature to this Amendment No. 1 from the appropriate officer, as required by the Signature Authorization Rules.

Except as described above, this Amendment No. 1 does not modify or update disclosure in, or exhibits to, the Original Report. Furthermore, this Amendment No. 1 does not change the previously reported financial results, if any, nor does it reflect events occurring after the date of the Original Report. Information not affected by this Amendment No. 1 remains unchanged and reflects the disclosures made at the time the Original Report was made.

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2021, Butterfly Network, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with NEEP Investors Holdings LLC (the “Landlord”) for approximately 61,138 rentable square feet consisting of the entire building located at 1600 District Avenue, Burlington, Massachusetts (the “Premises”). The Premises covered by the Lease will serve as the Company’s new principal office.

The initial term of the Lease is ten (10) years and eight (8) months beginning on the lease commencement date, which is expected to be January 14, 2022 (the “Lease Commencement Date”). The Company has the option to extend the term of the Lease for two (2) additional five (5) year periods, subject to the terms of the Lease. Additionally, prior to the Lease Commencement Date, the Company will be permitted to occupy temporary space in Burlington, Massachusetts. The Landlord is performing a build-out of the Premises prior to the Lease Commencement Date and is providing a specified Tenant improvement allowance for the build-out.

The Company will pay no rent for the first eight (8) months of the Lease term. Following this period, the Company will be obligated to make monthly rent payments in the amount of approximately $136,667 per month for months nine (9) through twelve (12) and $140,000 per month for months thirteen (13) through twenty (20), as part of a phase-in that only requires the Company to make monthly rent payments on 40,000 rentable square feet for the first twenty (20) months of the Lease term. Thereafter, the Company will be obligated to make monthly rent payments on the entire 61,138 rentable square feet in the amount of approximately $213,983 per month, which amount is subject to an increase of $1.00 per rentable square foot per annum on each anniversary of the Lease Commencement Date. In the event the Company exercises its option to extend the Lease term, the Lease provides for monthly rent payments during the additional five (5) year periods at the then-current market rent as determined in accordance with the Lease. In addition to rent, the Lease requires the Company to pay additional rent amounts for taxes, insurance, maintenance and other operating expenses.

A security deposit in the amount of $4,000,000 in the form of a letter of credit (the “Letter of Credit”) is required to be delivered by the Company to the Landlord within thirty (30) days following the date of the Lease. Such Letter of Credit shall be reduced to $2,000,000 or $750,000 on or after the forty-eighth (48th) month of the Lease term provided certain condition set forth in the Lease are satisfied.

The Company has a right of first offer to lease additional space in other buildings owned by the Landlord and located at 1700 District Avenue, Burlington, Massachusetts and 1500 District Avenue, Burlington Massachusetts on certain terms and conditions set forth in the Lease.

The Company has the option to terminate the Lease early effective as of the ninety-second (92nd) month of the Lease term provided certain conditions set forth in the Lease are satisfied.

The Lease contains customary events of default that, among other things, entitle the Landlord to terminate the Lease and recover from the Company all rent payments and other amounts payable as of the date of termination and that would otherwise be payable for the remainder of the term of Lease, plus certain additional costs and expenses arising from the termination, provided that such amount shall not exceed twelve (12) months of rent payable under the Lease plus any then unamortized Landlord costs. The specified events of default include, among other things, nonpayment of rent or other amounts due and payable by the Company under the Lease, an uncured breach of a covenant under the Lease and certain bankruptcy and insolvency events.

The foregoing summary of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Lease Agreement between Butterfly Network, Inc. and NEEP Investors Holdings LLC, dated May 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name:	Todd M. Fruchterman, M.D., Ph.D.
Title:	President and Chief Executive Officer

Date: March 28, 2022